Exhibit 99.19

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-J

KEY PERFORMANCE FACTORS
May 31, 2001



        Expected B Maturity                                         9/15/04


        Blended Coupon                                              4.2942%


        Excess Protection Level
          3 Month Average   7.84%
          May, 2001   7.77%
          April, 2001   7.59%
          March, 2001   8.17%


        Cash Yield                                  19.67%


        Investor Charge Offs                         5.45%


        Base Rate                                    6.44%


        Over 30 Day Delinquency                      4.84%


        Seller's Interest                            8.52%


        Total Payment Rate                          14.20%


        Total Principal Balance                     $58,203,705,030.43


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $4,958,014,468.94